[LETTERHEAD OF POWELL GOLDSTEIN LLP]

November 6, 2007

VIA EDGAR AND OVERNIGHT COURIER

Securities and Exchange Commission

Division of Corporation Finance

Mail Stop 7010

100 F Street, N.E.

Washington, D.C. 20549

Attn: Anne Nguyen Parker

Re:	Echo Healthcare Acquisition Corp.

Amendment No. 2 to Registration Statement on Form S-4

Filed October 24, 2007

File No. 333-144889

Ladies and Gentlemen:

On behalf of our client, Echo Healthcare Acquisition Corp. (“Echo” or the “Company”), we are responding to the comments received from your office by letter dated November 5, 2007 (the “November Comment Letter”) with respect to the above-referenced Amendment No. 2 to Form S-4 (the “Form S-4”).

We have restated and responded to each of your comments in the November Comment Letter below. Capitalized terms used in this letter have the meanings ascribed to them in the Form S-4. An amendment to the Form S-4 is being filed concurrently reflecting the Company’s responses to your comments. Information regarding XLNT has been provided to us by or on behalf of XLNT.

Echo has set November 7 as the record date and has scheduled the stockholders meeting for December 12, 2007. As discussed with Ms Moncada-Terry, we would like to seek to have the Form S-4 declared effective Thursday or Friday of this week. This is necessary in order to permit an adequate time for the solicitation of proxies while still permitting a closing prior to year-end. To that end, we would greatly appreciate any expedited review that the staff might be able to provide to this filing.

Earlier today Echo filed a Form 8-K reporting that the limit on Echo’s working capital line of credit has been increased to $1.5 million, with $989,900 outstanding under the line of credit as of November 5. Echo also submitted a letter to Ms Moncada-Terry setting forth our response to Comment No. 2 in the November Comment Letter, a copy of which is included with this filing.

General

1.

Comment:        We note that in response to prior comment 1, you filed three unexecuted employment agreements. We also note that blank confidentiality agreements were filed as exhibits to the employment agreements. With the next amendment, please file the executed employment agreements and full versions of the confidentiality agreements.

Response:      Echo has re-filed the employment agreements with conformed signatures and full versions of the attached confidentiality agreements. Please see exhibits 10.30, 10.31 and 10.32.

2.

Comment:        We note that you provided us supplementally with the board book prepared by Piper Jaffray. Item 21(c) of Form S-4 appears to require the filing of the information contained in the board book as an exhibit. Please file the information accordingly or tell us why you believe that you are not required to file the information.

Response:      Our response to the Staff's comment was set forth in our supplemental correspondence provided earlier on November 6, 2007. In a conversation with Ms Moncada-Terry, she has confirmed that since we do not reference the Piper Jaffray board book in the Form S-4, we are not required to file it as an exhibit. Accordingly, the staff has withdrawn this comment.

Opinion of Piper Jaffray & Co.. page 71

3.

Comment:        We note that you reference certain projections that XLNT provided to Piper Jaffray. Please ensure that you disclose and describe in some detail all projections and assumptions provided to Piper Jaffray.

Response:      In response to the Staff’s comment, the Company has added disclosure regarding the projections and assumptions provided to Piper Jaffray under the caption “XLNT Financial Projections Provided to Piper Jaffray” at page 76.

4.

Comment:        We note the statement that "[t]he Piper Jaffray opinion was for the benefit and use of the special committee of Echo's board of directors ... and was not intended to be, and does not constitute, a recommendation to any Echo stockholder as to how such stockholder should vote or otherwise act with respect to the merger, and should not be relied upon by any stockholder as such." We note a similar representation in Appendix G. These limitations appear to limit reliance by investors on the opinions. We view these limitations as inappropriate since the opinions are being provided to shareholders in a public disclosure document under the federal securities laws. Please either delete these limitations or disclose the basis for the advisor's belief that shareholders cannot rely on the opinion to support any claims against it arising under applicable state law.

Response:      We understand the position of the Staff articulated in Part II.D.1 of the Current Issues and Rulemaking Project Outline (Nov. 14, 2000) that disclaimers by a financial advisor regarding stockholder reliance on a fairness opinion may be “inconsistent with the balance of the registrant’s disclosure addressing the fairness of the proposed transaction from a financial perspective.” However, as we discussed by telephone with Ms Moncada-Terry of the Staff on November 5, 2007, Echo’s disclosure is not inconsistent with the Staff’s position because it does not limit reliance on the opinion generally, but rather only explains the fact that the opinion is not and should not be relied upon as a recommendation to stockholders as to how they should vote. We understand that the Staff has indicated that it will withdraw the comment.

Thank you for your consideration of our responses to your comments. We sincerely hope that the staff views our responses as complete and would very much appreciate the staff contacting us as soon as practicable to inform us if any further information is required in connection with its review.

If you have any questions, or if we can be of further assistance to you in the review process, please call me at (404) 572-6787 or Hannah Crockett at 404-572-6891.

Very truly yours,

/s/ Rick Miller

Rick Miller

cc:	Mr. Gene Burleson
Mr. Joel Kanter
Mr. Kevin Pendergest

George Villasana, Esq.

Joel Rubinstein, Esq.

Eliot Robinson, Esq.

Hannah Crockett, Esq.

Rebecca Schuster, Esq.